SALE OF SHARES AGREEMENT
                                     between
                          CENTURY CASINOS INCORPORATED
               CALEDON OVERBERG INVESTMENTS (PROPRIETARY) LIMITED
                                       and
                CALEDON CASINO BID COMPANY (PROPRIETARY) LIMITED




TABLE OF CONTENTS
                1    INTERPRETATION                                                                   1
                2    INTRODUCTION                                                                     6
                3    SUSPENSIVE CONDITIONS                                                            6
                4    SALE                                                                             8
                5    PURCHASE PRICE AND PAYMENT                                                       9
                6    RESTRICTIONS ON RESTRICTED CENTURY STOCK                                        11
                7    DELIVERY AND CLOSING                                                            13
                8    RISK AND BENEFIT                                                                13
                9    WARRANTIES                                                                      13
               10    ANNOUNCEMENT AND CO-OPERATION                                                   14
               11    BREACH                                                                          15
               12    ARBITRATION                                                                     15
               13    GOVERNING LAW AND JURISDICTION                                                  16
               14    DOMICILIUM AND NOTICES                                                          16
               15    GENERAL                                                                         17
               16    COSTS                                                                           18

                   ANNEXURES
                   ANNEXURE A-                                 RESOLUTION OF THE DIRECTORS OF PURCHASER
                   ANNEXURE B                                  RESOLUTION OF THE DIRECTORS OF SELLER
                   ANNEXURE C-                                 RESOLUTION OF THE MEMBERS OF SELLER

SALE  OF  SHARES  AGREEMENT

between

CENTURY  CASINOS  INCORPORATED

CALEDON  OVERBERG  INVESTMENTS  (PROPRIETARY)  LIMITED

and

CALEDON  CASINO  BID  COMPANY  (PROPRIETARY)  LIMITED

1     INTERPRETATION

      In this agreement, clause headings are for convenience and shall not be used in its interpretation and, unless the context clearly indicates a contrary intention, -

1.1     an  expression  which  denotes  -

1.1.1     any  gender  includes  the  other  genders;

1.1.2 a natural person includes an artificial or juristic person and vice versa;

1.1.3     the  singular  includes  the  plural  and  vice  versa;

1.2 the following expressions shall bear the meanings assigned to them below and cognate expressions bear corresponding meanings -

1.2.1     "the  Act"  -  the  Companies  Act,  61  of  1973,  as  amended;

1.2.2 "the/this agreement" - the agreement as set out herein together with all its annexures, as amended from time to time;

1.2.3 "business day" - any day other than a Saturday, Sunday or official public holiday in the Republic of South Africa;

1.2.4 "claims" - R4 500 000 of the seller's claims on loan account against the company as at the effective date;

1.2.5 "the closing date" - the fifth business day after the last condition has been fulfilled or waived;

1.2.6 "company" - Caledon Casino Bid Company (Proprietary) Limited, registration number 1996/10708/07, a private company with limited liability duly incorporated in accordance with the laws of the Republic of South Africa;

1.2.7     'conditions"  -  the  suspensive  conditions  set  out  in  3.1;

1.2.8     "documents  of  title"  -  collectively  -

1.2.8.1 share certificates in respect of the shares together with share transfer forms in respect thereof duly completed and signed by the register holder(s) of the shares in accordance with the provisions of the Act and the memorandum and articles of association of the company, blank as to transferee and dated not more than three days prior to the effective date;

1.2.8.2 a written and signed cession of the claims in favour of the purchaser or its nominee;

1.2.8.3 a certified copy of a resolution of the directors of the company, passed in accordance with the Act and the memorandum and articles of association of the company approving the transfer of the shares into the name of the purchaser or its nominee and acknowledging the cession of the claims to the purchaser or its nominee; and

1.2.8.4 a certified copy of a resolution of the members of the company, passed in accordance with the Act and the memorandum and articles of association of the company appointing six nominees of the purchaser as directors of the company;

1.2.9 "effective date" - notwithstanding the date on which this agreement is signed by the party signing last in time, the effective date shall be November 1,2000

1.2.10 "Empowerco" - Overberg Empowerment Company Limited, registration number [97/00328/06], a public company with limited liability duly incorporated in the Republic of South Africa;

1.2.11      "parties"  -  the  purchaser,  the  seller  and  the  company;

1.2.12 "pledge" - the written pledge of shares and claims by the seller to PSGIB in terms of which the seller pledged and ceded in security the shares to PSGIB dated [ 13 April 2000];

1.2.13     "preferred  shareholders"  -  Empowerco  and  the  Trust;

1.2.14 "PSGIB" - PSG Investment Bank Limited, registration number 1998/817396/06, a public company with limited liability duly incorporated in the Republic of South Africa;

1.2.15 "purchaser" - Century Casinos Incorporated, a company incorporated in the State of [Delaware ], United States of America herein represented by Mr Peter Hoetzinger in his capacity as [President and Vice Chairman I of the purchaser, he being duly authorised thereto, by virtue of a resolution of the directors of the purchaser, a copy of which is annexed hereto markiid A;

1.2.16 "purchase price" - the purchase price for the shares and the claims set out in 5.1;

1.2.17       "seller"  -  Caledon  Overberg  Investments (Proprietary)  Limited,
             registration  number  [96/06728/07                     1,  a
             private company with limited liability duly incorporated according to the laws of the Republic of South Africa, herein represented by Mr [Leon Fortes] in his capacity as a director of the seller, he being duly authorised thereto, by virtue of a resolution of the directors of the seller' a copy of which is annexed hereto marked B, and a resolution of the members of the seller duly adopted in terms of section 228 of the Act, a copy of which is annexed hereto marked C;

1.2.18       "shareholders'      agreement"  -  a written      shareholders'
             agreement to be concluded between the preferred shareholders, the purchaser, the seller and the company contemporaneously with this agreement regulating the affairs of the company and the relationship of the preferred shareholders, the seller and the purchaser as shareholders of the company,

1.2.19 "shares" - ordinary par value shares of Rl each in the share capital of the company constituting 15 % of the entire issued ordinary share capital of the company on the effective date, being 600 ordinary par value shares of Rl each in the share capital of the company;

1.2.20 "signature date" - them date on which this agreement is signed by the party signing last in time;

1.2.21 "the Trust" - The Overberg Community Trust, master's reference number [ ]

1.2.22 US$ - United States Dollars, the lawful currency of the United States of America;

1.3 any reference to any statute, regulation or other legislation shall be a reference to that statute, regulation or other legislation as at the signature date, and as amended or substituted from time to time;

1.4 if any provision in a definition is a substantive provision conferring a right or imposing an obligation on any party then, notwithstanding that it is only in a definition, effect shall be given to that provision as if it were a substantive provision in the body of this agreement;

1.5 where any term is defined within a particular clause other than this 1, that term shall bear the meaning ascribed to it in that clause wherever it is used in this agreement;

1.6 where any number of days is to be calculated from a particular day, such number shall be calculated as excluding such particular day and commencing on the next day. If the last day of such number so calculated falls on a day which is not a business day, the last day shall be deemed to be the next succeeding day which is a business day;

1.7 any term which refers to a South African legal concept or process (for example, without limiting the aforegoing, winding-up or curatorship) shall be deemed to include a reference to the equivalent or analogous concept or process in any other jurisdiction in which this agreement may apply or to the laws of which a party may be or become subject;

1.8 the use of the word "including" followed by a specific example/s shall not be construed as limiting the meaning of the general wording preceding it and the eiusdem generis rule shall not be applied in the interpretation of such general wording or such specific example/s.

2      INTRODUCTION

2.1 The seller is the owner of the shares and the holder of the claims.

2.2 The purchaser wishes to acquire the shares and the claims and the seller is willing to sell same to the purchaser on the terms and conditions set out in this agreement.

3      SUSPENSIVE  CONDITIONS

3.1 This agreement, save for the provisions of 1, 3 and 12 to 15 (both inclusive) which will be of immediate force and effect, is subject to the suspensive conditions that, by no later than 30 January 2001 -

3.1.1 PSGIB consents in writing to the to the sale of shares set out herein and agrees (either unconditionally or subject to the condition that the shares and the claims are again pledged to it in security)to release the shares and the claims from the pledge in order to allow same to be delivered to the purchaser in terms hereof;

3.1.2 the seller obtaining all necessary regulatory and other approvals to the transaction set out herein including the written approval of the exchange control authorities of the Republic of South Africa;

3.1.3 the Western Cape Gambling Board consents in writing to the transactionset out herein in terms of applicable legislation to which the company is subject;

3.1.4 the preferred shareholders consent in writing to the sale of the shares as set out herein; and

3.1.5 the seller, the purchaser, the preferred shareholders and the company conclude the shareholders' agreement and that the shareholders agreement becomes unconditional as a result of the timeous fulfilment of all suspensive conditions to which it may be subject (save for any such suspensive condition requiring to this agreement becoming unconditional).

3.2 The conditions have been inserted for the benefit of both the purchaser and the seller who may, collectively but not individually, in writing only at any time, waive compliance therewith or extend the date by which they or any of them is to be fulfilled.

3.3 Should any of the conditions not be fulfilled or waived, as the case may be, by the latest date permitted in terms of 3.2, then this agreement, save for the provisions of 1, 3 and 12 to 15 (both inclusive) which shall continue to bind the parties, shall never become effective and shall be of no force or effect and -

3.3.1 to the extent that this agreement may have been partially implemented, the parties shall be restored to the status quo ante; and

3.3.2 no party shall have any claim against any other arising out of or in connection with this agreement except as contemplated in this clause 3.

3.4 The parties shall use their respective best endeavours to procure the timeous fulfilment of the conditions.

4     SALE

4.1 The seller sells and cedes to the purchaser, which purchases and accepts from the seller, the shares and the claims -

4.1.1        with  effect  from  the  effective  date;  and

4.1.2 as one indivisible transaction, on the terms and conditions set out in this agreement.

4.2 To the extent required in law, the company consents to the sale of the claims, being only a portion of the seller's claims on loan account against the company, to the purchaser.

5     PURCHASE  PRICE  AND  PAYMENT

5.1 The purchase price payable by the purchaser to the seller for the shares and the claims is an amount of US$l 800 000
          ("the  purchase  price")

5.2 The Rand equivalent of the purchase price (determined at the ruling Rand:US$ exchange rate on the closing date) shall be apportioned -

5.2.1 as to the claims, the face value thereof as at the effective date, being R4 500 000; and

5.2.2       as  to  the  shares,  the  balance.


5.3 Notwithstanding the effective date or anything else contained herein interest at 1 6% pa will be paid by the company to the seller on the face value of the claims from October 11, 2000 to the closing date

5.4 The purchase price shall be paid by the purchaser to the seller as in full on the closing date at the meeting referred to in 6.1 against compliance by the seller with its obligations in terms of 6 .

5.5 The purchase price shall be paid in full by a certified funds transfer or similar guaranteed payment into such South African blink account at an authorised dealer as the seller may notify the purchaser in writing.

6     DELIVERY  AND  CLOSING

6.1 At 10:00 on the closing date, representatives of the purchaser and the seller shall meet at the offices of [Fortes King ] situated at [64 Kloof Street ], Cape Town.

6.2 At the meeting referred to in 6.1, the seller shall deliver to the purchaser the documents of title, which delivery the purchaser shall accept.

6.3 The seller furthermore agrees to sign all such documents and further do all such things as may be necessary to give effect to the provisions of this agreement and to procure the transfer of the shares and the claims to the purchaser.

7     RISK  AND  BENEFIT

7.1 All risk and benefit in and to the shares shall pass to the purchaser as from the effective date.

7.2 Ownership in respect of the shares shall pass to the purchaser on the effective date.

7.3       The  shares  are  sold  cum  dividend.

8     WARRANTIES

      The seller hereby warrants to the purchaser, as material warranties and this agreement is accordingly based thereon, that -

8.1 it is and will be, as at the effective date, the sole registered and beneficial owner of the shares and will be reflected in the register of members of the company as such;

8.2 it is and will be, as at the effective date, the beneficial holder of the claims, save for the Subordination Agreement in favour of PSGIB;

8.3 the shares will, when delivered to the purchaser, be free of any pledge, lien, hypothec, notarial bond or encumbrance whatever and free of all other rights of retention or pre-emption, save for an undertaking that the shares will be repledged to PSGIB;

8.4 upon delivery of the documents of title by the seller to the purchaser, ownership of the shares will pass to the purchaser;

8.5 it has the legal capacity, competence and authority to enter into this agreement and to consummate the transaction contemplated in this agreement and neither the entering into nor the implementation of this agreement will adversely effect the rights of any third party.

9      ANNOUNCEMENT  AND  CO-OPERATION

9.1 The parties undertake to do all such things, perform all such actions and take all such steps and to procure the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to them and necessary for or incidental to the implementation or the maintenance of the terms, conditions and/or import of this agreement.

9.2 Neither party shall be entitled to make any announcement within the Republic of South Africa concerning this agreement or the transaction referred to herein, unless prior to making such announcement, it has obtained the prior written consent of the other party. Notwithstanding the aforesaid, the purchaser shall be entitled to make any announcement outside of the Republic of South Africa concerning this agreement or the transaction referred to herein without obtaining the consent of the seller.

10     BREACH

       Should either the seller on the one hand or the purchaser on the other hand ("the party in default") commit a breach of any term, condition, undertaking, warranty or representation contained in this agreement and -

10.1     should  such  breach  be  incapable  of  being  remedied;  or

10.2 should such breach be capable of being remedied and should the party in default fail to remedy such breach within thirty days after receipt of written notice to that effect from the other of them, such other party shall be entitled, without prejudice and in addition to all of its other rights in terms hereof or at law, to cancel this agreement forthwith by way of written notice to such effect to all the other parties.

11     ARBITRATION

11.1 Any disputes arising from or in connection with this agreement shall if so required by any party by giving written notice to that effect to the others be finally resolved in accordance with the rules of the Arbitration Foundation of Southern Africa ("AFSA") in Cape Town by an arbitrator or arbitrators appointed by AFSA. There shall be a right of appeal as provided for in article 22 of the aforesaid rules.

11.2    Each  party  to  this  agreement  -

11.2.1 expressly consents to any arbitration in terms of the aforesaid rules being conducted as a matter of urgency; and

11.2.2 irrevocably authorises any of the others to apply, on behalf of all parties to such dispute, in writing, to the secretariat of

          AFSA in terms of article 23(l) of the aforesaid rules for any such arbitration to be conducted on an urgent basis.

12     GOVERNING  LAW  AND  JURISDICTION

12.1 This agreement shall in all respects (including its existence, validity, interpretation, implementation, termination and enforcement) be governed by the law of the Republic of South Africa which is applicable to agreements executed and wholly performed within the Republic of South Africa.

12.2 Subject to 12, the parties hereby consent and submit to the jurisdiction of the High Court of the Republic of South Africa (Cape Provincial Division) in respect of any dispute or claim arising out of or in connection with this agreement.

13     DOMICILIUM  AND  NOTICES

13.1 The parties choose domicilium citandi et executandi ("domicilium") for all purposes relating to this agreement, including the giving of any notice, the payment of any sum, the serving of any process, as follows -

13.1.1       the  seller       physical         64  Kloof  Street
                                                          Gardens
                                                             8001
                               facsimile            021-423  4407

13.1.2       the  purchaser                     1  Nerina  Street
             c/o  Caledon  Casino                         Caledon
                                                             7230
                               facsimile            028-214  1270

13.1.3       the  company      physical         1  Nerina  Street
                                                          Caledon
                                                             7230
                               facsimile          028-  214  1270

13.2 Any party shall be entitled from time to time, by giving written notice to the others, to vary its physical domicilium to any other physical address (not being a post office box or poste restante) within the Republic of South Africa and to vary its facsimile domicilium to any other facsimile number.

13.3 Any notice given or payment made by any party to another ("addressee") which is delivered. by hand between the hours of 09:00 and 17:00 on any business day to the addressee=s physical domicilium for the time being shall be deemed to have been received by the addressee at the time of delivery.

13.4 Any notice given by any party to another which is successfully transmitted by facsimile to the addressee=s facsimile domicilium for the time being shall be deemed (unless the contrary is proved by the addressee) to have been received by the addressee on the day immediately succeeding the date of successful transmission thereof.

13.5 This 13 shall not operate so as to invalidate the giving or receipt of any written notice which is actually received by the addressee other than by a method referred to in this 13.

13.6 Any notice in terms of or in connection with this agreement shall be valid and effective only if in writing and if received or deemed to be received by the addressee.

14     GENERAL

14.1 This agreement read with its appendices constitutes the sole record of the agreement between the parties in regard to the subject matter hereof.

14.2 No party shall be bound by any representation, warranty, undertaking, promise or the like not recorded in this agreement.

14.3 No addition to, variation or consensual cancellation of this agreement shall be of any force or effect unless done in writing and signed by or on behalf of all the parties.

14.4 Any indulgence which any party may show to any other in terms of or pursuant to the provisions contained in this agreement shall not constitute a waiver of any of the rights of the party which granted such indulgence.

15     COSTS

15.1 Each party shall bear and pay its own legal and other costs in respect of drafting, preparing and implementing this agreement.

15.2 All stamp duties payable in respect of the. transfer of the shares to the purchaser terms of this agreement shall be borne and paid for by purchaser.

15.3 It is recorded that the purchaser will sell the shares to it's subsidiary Century Casinos Africa (Proprietary)
        Limited ("CCA') and all stamp duties payable in respect of the transfer of the shares from the purchaser to CCA shall be borne and paid for by the seller.


Signed  at       Caledon                           on   4th  November 2000
                                        for Century  Casinos  Incorporated

                                                    /s/  Peter  Hoetzinger

                                        who  warrants  that  he  is  duly
                                        authorised  hereto
                                       14

Signed  at       Caledon                          on  4th  November   2000

                                          for Caledon Overberg Investments
                                                     (Proprietary) Limited

                                                   /s/  Leon Fortes

                                          who  warrants  that he  is  duly
                                          authorised  hereto


Signed  at       Caledon                           on  4th  November  2000

                                     for     Caledon  Casino  Bid  Company
                                                    (Proprietary)  Limited

                                                    /s/  Kevin King

                                         who  warrants  that  he  is  duly
                                         authorised  hereto